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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 22, 1999


                           AAMES FINANCIAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

          Delaware                         0-19604               95-4340340
(State or Other Jurisdiction             (Commission            (IRS Employer
      of Incorporation)                 File Number)         Identification No.)


                       350 South Grand Avenue, 52nd Floor
                              Los Angeles, CA 90071
                    (Address of Principal Executive Offices)

                                 (323) 210-5000
                         (Registrant's Telephone Number)



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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS


         (a) Previous Independent Public Accountants

         Effective February 22, 1999, Aames Financial Corporation, a Delaware corporation (the "Registrant") dismissed PricewaterhouseCoopers LLP ("PwC") as its independent public accountants. The Audit Committee of the Board of Directors of Registrant approved this action.

         During the two most recent fiscal years and through February 22, 1999, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreement(s) in their reports.

         PwC audited the consolidated balance sheets of the Registrant at June 30, 1998 and 1997, and the related statement of operations, stockholders' equity and cash flows, for the fiscal years ended June 30, 1998 and June 30, 1997 (collectively, the "Financial Statements"). PwC's reports on the Financial Statements did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. As disclosed in the Registrant's most recent report on Form 10-Q filed with the Commission on February 22, 1999, the Registrant has restated its condensed consolidated results of operations for all periods prior to December 31, 1998 to reflect the cash-out method of accounting for its interest-only strips. PwC has advised the Registrant that when such Financial Statements are reissued, the PwC reports will refer to the restatement.

         The Registrant provided PwC with a copy of the above statements, and requested that PwC furnish a letter addressed to the Securities and Exchange Commission stating whether PwC agree with such statements. A copy of the letter of PwC to the Commission, dated March 1, 1999, is filed as an exhibit to this current report on Form 8-K.

         (b) New Independent Public Accountants

         Effective February 22, 1999, the Registrant engaged the accounting firm of Ernst & Young LLP ("E&Y") as independent public accountants of the Registrant.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits
--------
16.1     Letter of PricewaterhouseCoopers LLP, dated March 1, 1999, to the Securities and Exchange Commission



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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


March 1, 1999                            AAMES FINANCIAL CORPORATION



                                         By: /s/ BARBARA S. POLSKY
                                             -----------------------------------
                                             Barbara S. Polsky
                                             Executive Vice President, Secretary
                                             and General Counsel





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                                  EXHIBIT INDEX

Exhibits                                                                 Page Number
--------                                                                 -----------
16.1     Letter of PricewaterhouseCoopers LLP, dated March 1, 1999,           5
         to the Securities and Exchange Commission





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